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                  AMERICAN GENERAL SERIES PORTFOLIO COMPANY 2

                          INSTITUTIONAL CLASS I SHARES
                                      AND
                         INSTITUTIONAL CLASS II SHARES

                       SUPPLEMENT ISSUED JANUARY 20, 1999
                      TO PROSPECTUS DATED NOVEMBER 2, 1998

On January 19, 1999, the Board of Trustees of the Series Company approved certain changes to the Funds' investment restrictions with respect to illiquid and restricted securities. Specifically, the section entitled "Illiquid and Restricted Securities" under "Types of Investments" is re-titled and replaced in its entirety with the following:

     ILLIQUID SECURITIES

     An illiquid security is one that may not be frequently traded or cannot be disposed of promptly within seven days and in the usual course of business without taking a materially reduced price. Illiquid securities include, but are not limited to, time deposits and repurchase agreements not maturing within seven days and restricted securities.

     A restricted security is one that has not been registered with the SEC and, therefore, cannot be sold in the public market. Securities eligible for sale under Rule 144A and commercial paper offered pursuant to Section 4(2) of the Securities Act of 1933, as amended, are not deemed by VALIC or the Sub-adviser to be illiquid solely by reason of being restricted. Instead, VALIC or the Sub-adviser will determine whether such securities are liquid based on trading markets and pursuant to guidelines adopted by the Series Company's Board of Trustees. If VALIC or the Sub-adviser concludes that a security is not liquid, that investment will be included within the Fund's limitation on illiquid securities.

     All the Funds, except the Lifestyle Funds, may buy illiquid securities, but are restricted as to how much money they may invest in them.

The related sidebar should only reference illiquid securities.

In the "Fact Sheets" for the LARGE CAP VALUE FUND, MID CAP VALUE FUND, SOCIALLY RESPONSIBLE FUND, AND MONEY MARKET FUND, please disregard all references to restricted securities under "Investment Strategy." The stated limit should refer to illiquid securities only.

VA 10856-I/IIA